POWER OF ATTORNEY
Know all by these presents, that the undersigned hereby
constitutes and appoints
Michael Gravelle, Colleen Haley or Carol Nairn,
signing singly, the undersigned?s
true and lawful attorney in fact to:
(1)	execute for and on behalf of the undersigned, in the
undersigned?s
capacity as an officer and/or director of Fidelity National Financial, Inc. (the ?Company?), a Form 3 (Initial Statement of Beneficial Ownership of Securities), Form 4 (Statement of Changes in Beneficial Ownership),
and/or Form 5 (Annual Statement of Changes in Beneficial Ownership),
in accordance with Section 16(a) of the Securities Exchange Act of
1934 and the rules thereunder;
(2)	do and perform any and all acts for and on behalf of
 the undersigned which may be necessary or desirable to complete and execute such Form(s) and to timely file such Form(s)
with the United States Securities and Exchange Commission
and any stock exchange or similar authority; and
(3)	take any other action of any type whatsoever in
connection with the foregoing which, in the opinion of
such attorney in fact, may be of benefit to, in the best
interest of, or legally required by, the undersigned, it
eing understood that the documents executed by such attorney in fact on behalf of the undersigned pursuant to this Power
of Attorney shall be in such form and shall contain such
terms and conditions as such attorney in fact may approve
 in such attorney in fact?s discretion.
The undersigned hereby grants to such attorney in fact full
power and authority to do and perform any and every act and
thing whatsoever requisite, necessary, or proper to be done
in the exercise of any of the rights and powers herein
granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming
all that such attorney in fact, or such attorney in fact?s
substitute or substitutes, shall lawfully do or cause to be
done by virtue of this Power of Attorney and the rights and
powers herein granted.  The undersigned acknowledges that the foregoing attorney in fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned?s responsibility to comply with
 Section 16 of the Securities Exchange Act of 1934.
This Power of Attorney shall remain in full force and
until revoked by the undersigned in a signed writing delivered to the foregoing attorney in fact.
IN WITNESS WHEREOF,  the undersigned has caused this Power of
Attorney to be executed as of this __________ day of
___________________, 2014.
						____________________________
							/s/ Douglas K. Ammerman